================================================================================

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             ----------------------

                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JUNE 30, 2000
                Date of Report (Date of earliest event reported)

                             ----------------------

                           PINNACLE GLOBAL GROUP, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                       0-30066                   76-0583569
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
     of incorporation)                                       Identification No.)

      5599 SAN FELIPE, SUITE 555
            HOUSTON, TEXAS                                           77056
(Address of principal executive office)                           (Zip Code)

                                    (713) 993-4610
                (Registrant's telephone number, including area code)

================================================================================

    Pinnacle Global Group, Inc., hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated July 14, 2000:

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

     (a) Financial statements of business acquired.

         See index on page 2.

     (b) Pro forma financial information

         See index on page 2.

Item 7.  Financial Statements

The following financial statements and proforma financial information are filed as part of this report.

                                                                                                     Page
                                                                                                     ----
AUDITED FINANCIAL STATEMENTS OF BLACKFORD SECURITIES CORPORATION

     Independent Auditor's Report....................................................................    3

     Statement of Financial Condition as of September 30, 1999.......................................    4

     Statement of Income for the Year Ended September 30, 1999.......................................    5

     Statement of Cash Flows for the Year Ended September 30, 1999...................................    6

     Statement of Changes in Shareholders' Equity for the Year Ended September 30, 1999..............    7

     Notes to Financial Statements...................................................................    9

     Independent Auditor's Report....................................................................   11

     Statement of Financial Condition as of September 30, 1998.......................................   12

     Statement of Income for the Year Ended September 30, 1998.......................................   13

     Statement of Cash Flows for the Year Ended September 30, 1998...................................   14

     Statement of Changes in Shareholders' Equity for the Year Ended September 30, 1998..............   15

     Notes to Financial Statements...................................................................   17

     Independent Auditor's Report....................................................................   20

     Statement of Financial Condition as of September 30, 1997.......................................   21

     Statement of Income for the Year Ended September 30, 1997.......................................   22

     Statement of Cash Flows for the Year Ended September 30, 1997...................................   23

     Statement of Changes in Shareholders' Equity for the Year Ended September 30, 1997..............   24

     Notes to Financial Statements...................................................................   25


UNAUDITED PRO FORMA FINANCIAL INFORMATION

     Pro Forma Combined Statement of Operations for the Year Ended December 31, 1999.................   29

     Pro Forma Combined Statement of Operations for the Six Months Ended June 30, 2000...............   30

     Notes to Pro Forma Combined Financial Statements................................................   31


SIGNATURES...........................................................................................   33

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Blackford Securities Corporation
1010 Franklin Avenue
Garden City, New York 11530

We have audited the accompanying statement of financial condition of Blackford Securities Corporation as of September 30, 1999, and the related statements of income, cash flows, changes in shareholders' equity and changes in liabilities subordinated to claims of general creditors for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackford Securities Corporation as of September 30, 1999, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Demasco, Sena & Jahelka


Massapequa, New York
November 1, 1999

                        BLACKFORD SECURITIES CORPORATION
                        STATEMENT OF FINANCIAL CONDITION
                            AS OF SEPTEMBER 30, 1999

                                     ASSETS

Current assets

     Cash and cash equivalents                                      $ 1,895,576
     Accounts receivable                                                 14,037
     Current portion of notes receivable - Note 7                        16,672
     Prepaid expenses                                                    48,623
                                                                      ---------
              Total current assets                                    1,974,908

Furniture, equipment and leasehold
   improvements, at cost, less
   accumulated depreciation of $670,025                                 485,074

Other assets

     Deposits                                                           186,704
     Notes receivable, less current portion - Note 7                    103,280
     Investment in limited partnership                                  113,134
                                                                      ---------
              Total other assets                                        403,118
                                                                      ---------
              Total assets                                          $ 2,863,100
                                                                      =========
                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities

     Accounts payable and accrued expenses                          $   447,834
     Commissions payable                                                192,609
     Floor brokerage expense payable                                     28,115
                                                                      ---------
              Total current liabilities                                 668,558

Commitments - Note 5                                                       -

Shareholders' equity
     Capital stock:
     Class A common voting stock, $1 par value;
       authorized 5,000 shares;
       issued and outstanding 631 shares                                    631
     Class B common non-voting stock, $1 par value;
       authorized 5,000 shares;
       issued and outstanding 95 shares                                      95
                                                                      ---------
                                                                            726
     Additional paid in capital                                         737,607
     Retained earnings                                                1,456,209
                                                                      ---------
              Total shareholders' equity                              2,194,542
                                                                      ---------
              Total liabilities and shareholders' equity            $ 2,863,100
                                                                      =========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

Revenues

   Commissions                                                             $      9,301,882
   Management fees                                                                  158,303
   Interest                                                                         381,425          $   9,841,610
                                                                                -----------
Expenses

   Employee compensation, benefits and payroll taxes                              4,972,897
   Floor brokerage, clearance and related fees and expenses                       1,559,433
   Occupancy costs                                                                  293,575
   Professional fees                                                                 23,935
   Market data, communications and other fees                                     1,002,727
   Interest                                                                          17,316
   Other operating expenses                                                         294,640              8,164,523
                                                                                -----------              ---------
Income before taxes                                                                                      1,677,087

Income taxes - Note 8                                                                                       22,784
                                                                                                         ---------
Net income                                                                                           $   1,654,303
                                                                                                         =========
Weighted average shares outstanding                                                                            726
                                                                                                         =========
Basic and diluted earnings per share                                                                 $       2,279
                                                                                                         =========
Pro Forma - Note 8

Historical income before taxes                                                                       $   1,677,087
Pro forma taxes on income                                                                                  670,835
                                                                                                         ---------
Pro forma net income                                                                                 $   1,006,252
                                                                                                         =========
Weighted average shares outstanding                                                                            726
                                                                                                         =========
Pro forma earnings per share                                                                         $       1,386
                                                                                                         =========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

Operating activities

Net income                                                                                             $ 1,654,303
   Adjustments to reconcile net income to
     net cash provided by operating activities:
       Depreciation and amortization                                         $   143,949
       Decrease in firm investments                                                7,707
       Change in assets and liabilities
         affecting operating activities:
            Decrease in accounts receivable                                       35,834
            Increase in prepaid expenses                                         (15,484)
            Decrease in accounts payable and
               accrued expenses                                                 (160,569)
            Decrease in commissions payable                                     (407,422)
            Decrease in floor brokerage expense
               payable                                                           (26,167)
            Increase in deposits                                                 (33,575)                 (455,727)
                                                                               ----------               ----------
       Total operating activities                                                                        1,198,576

Investing activities

   Increase in investment in limited
     partnership                                                                 (25,864)
   Purchase of furniture and equipment                                          (116,390)
   Decrease in notes receivable                                                   45,045                   (97,209)
                                                                              ----------
Financing activities

   Dividends paid                                                                                       (1,540,000)
                                                                                                        ----------
       Net decrease in cash and cash equivalents                                                          (438,633)

Cash and cash equivalents, September 30, 1998                                                            2,334,209
                                                                                                        ----------

Cash and cash equivalents, September 30, 1999                                                          $ 1,895,576
                                                                                                        ==========
Supplemental disclosure of cash flow information:
    Cash paid during the year for:
     Interest                                                              $      17,316
     Historical income taxes - Note 8                                             49,764

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

                                                              Additional
                                         Capital                Paid in              Retained
                                          Stock                 Capital              Earnings            Total
                                     ---------------         -------------       ----------------   --------------
  Balance,
     September 30, 1998              $     726               $   737,607         $   1,341,906      $  2,080,239

  Net income                                -                       -               1, 654,303        1, 654,303

  Dividends paid to
     shareholders                           -                       -               (1,540,000)       (1,540,000)
                                         ------                 ---------          ------------       -----------

  Balance,
     September 30, 1999              $     726               $    737,607          $ 1,456,209      $  2,194,542
                                         ======                 =========          ============       ===========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED
                         TO CLAIMS OF GENERAL CREDITORS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

Balance, September 30, 1998                                                                          $     -

Changes during the year                                                                                    -
                                                                                                     -----------
Balance, September 30, 1999                                                                          $     -
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of Blackford Securities Corporation (the Company) is presented to assist in understanding the Company's financial statements.

         A.       NATURE OF BUSINESS

                  The Company, which was established in 1988, is primarily a broker/dealer. The Company recognizes commission income for services performed and related expenses such as floor brokerage and clearance fees on a settlement date basis.

         B.       USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

         C.       CASH AND CASH EQUIVALENTS

                  The Company defines cash and cash equivalents as all funds that are directly accessible and controlled by the Company and which can be readily convertible into known amounts of cash. Any cash time deposit investment qualifies as a cash equivalent only if the original maturity of the Company's investment is for a period of three months or less.

         D.       DEPRECIATION OF FIXED ASSETS

                  Fixed assets have been recorded at cost and are being depreciated over the useful lives of the related assets. Depreciation expense is computed using the straight line method and totaled $143,949 for the year. The estimated useful lives of the assets are as follows:

                            Office equipment                                  5-7 years
                            Furniture and fixtures                             7 years
                            Leasehold improvements                            Term of lease

2.       NET CAPITAL REQUIREMENT

         The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule. At September 30, 1999, the Company had net capital, as defined, of $1,241,055 which was $1,141,055 in excess of its required net capital of $100,000.

3.       RESERVE REQUIREMENT

         The Company does not hold funds or securities for, nor owe money or securities to customers. Therefore, the Company is exempt from the reserve requirements as defined by the Securities and Exchange Commission under Rule 15c3-3.

                        BLACKFORD SECURITIES CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FOR THE YEAR ENDED SEPTEMBER 30, 1999

4.       RELATED PARTY TRANSACTIONS

         For the year ended September 30, 1999, the Company earned gross commissions of approximately $985,000 from related party transactions. Of this amount, $595,000 was received from a customer which is 50% owned by certain shareholders of the Company and the balance of $390,000 was received from another customer which is controlled by a non-voting shareholder of the Company.

5.       COMMITMENTS

         The Company conducts its operations from a facility that is leased until April 14, 2007. The Company also sublets office space in New York and Wilmington, Vermont on a month to month basis. During the fiscal year ended September 30, 1999 rent expense totaled $233,616.

         The following is a schedule of future minimum rental payments required through the expiration date of these operating leases:

                                Year ending
                                September 30
                                ------------
                                    2000                              $     283,309
                                    2001                                    291,075
                                    2002                                    299,074
                                    2003                                    307,313
                                    2004                                    315,799
                                    Thereafter                              841,436
                                                                       ------------
                                                                       $  2,338,006
                                                                       ============

6.       PROFIT SHARING PLAN

         The Company has in effect both a discretionary defined contribution profit sharing plan and a money purchase plan covering management and administrative employees. It is the Company's policy to currently fund all profit sharing costs. For the year ended September 30, 1999, profit sharing expense was $190,701, of which $40,701 had not been paid at September 30, 1999.

7.       NOTES RECEIVABLE

         On May 7, 1997 the Company sold its 79 percent interest in Blackford Capital Management, Inc. The sale price of $200,000 was evidenced by a series of promissory notes which bear interest at the rate of 7 percent per annum and are payable in 32 quarterly installments. The balance remaining at September 30, 1999 is $119,952.

8.       PRO FORMA FINANCIAL INFORMATION

         Since its inception, the Company has been treated as an S Corporation pursuant to the Internal Revenue Code. The objective of the pro forma financial information is to show the significant effect this election has had on the historical financial results of the Company.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Blackford Securities Corporation
1010 Franklin Avenue
Garden City, New York 11530

We have audited the accompanying statement of financial condition of Blackford Securities Corporation as of September 30, 1998, and the related statements of income, cash flows, changes in shareholders' equity and changes in liabilities subordinated to claims of general creditors for the year then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Blackford Securities Corporation as of September 30, 1998, and the results of its operations and its cash flows for the year then ended in conformity with generally accepted accounting principles.


/s/ Demasco, Sena & Jahelka


Massapequa, New York
November 11, 1998

                        BLACKFORD SECURITIES CORPORATION
                        STATEMENT OF FINANCIAL CONDITION
                            AS OF SEPTEMBER 30, 1998

                                     ASSETS

Current assets
     Cash and cash equivalents                                                                         $ 2,334,209
     Commissions receivable                                                                                 50,554
     Current portion of notes receivable - Note 7                                                           15,548
     Prepaid expenses                                                                                       33,139
                                                                                                         ---------

                        Total current assets                                                             2,433,450

Furniture, equipment and leasehold
   improvements, at cost, less
   accumulated depreciation of $526,759                                                                    511,950

Other assets
     Deposits                                                                                              153,129
     Notes receivable, less current portion - Note 7                                                       119,952
     Investment in limited partnership                                                                      94,977
                                                                                                         ---------

                 Total other assets                                                                        368,058
                                                                                                         ---------

                 Total assets                                                                          $ 3,313,458
                                                                                                         =========
                      LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities
     Accounts payable and accrued expenses                                                              $  608,403
     Commissions payable                                                                                   600,031
     Floor brokerage expense payable                                                                        54,282
                                                                                                         ---------

                 Total current liabilities                                                               1,262,716

Commitments - Note 5                                                                                          -

Shareholders' equity
     Capital stock:
     Class A common voting stock, $1 par value;
       authorized 5,000 shares;
       issued and outstanding 631 shares                                                                       631
     Class B common non-voting stock, $1 par value;
       authorized 5,000 shares;
       issued and outstanding 95 shares                                                                         95
                                                                                                         ---------
                                                                                                               726
     Additional paid in capital                                                                            737,607
     Receivable for shares issued - Note 7                                                                 (29,497)
     Retained earnings                                                                                   1,341,906
                                                                                                         ---------

                 Total shareholders' equity                                                              2,050,742
                                                                                                         ---------

                 Total liabilities and shareholders' equity                                           $  3,313,458
                                                                                                         =========

   The accompanying notes are an integral part of these financial statements.

                                         BLACKFORD SECURITIES CORPORATION
                                               STATEMENT OF INCOME
                                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

Revenues

   Commissions                                                                  $ 8,876,624
   Management fees                                                                  115,666
   Interest                                                                         521,902              9,514,192
                                                                                   --------

Expenses

     Employee compensation, benefits
        and payroll taxes                                                         4,405,555
     Floor brokerage, clearance and
        related fees and expenses                                                 1,467,171
     Occupancy cost                                                                 242,106
     Consulting and professional fees                                                64,820
     Market data, communications and
        other fees                                                                1,149,194
     Interest                                                                        17,875
     Other operating expenses                                                       312,969              7,659,690
                                                                                 ----------              ---------

Income before taxes                                                                                      1,854,502

Income taxes - Note 8                                                                                       26,200
                                                                                                        ----------

Net income                                                                                           $   1,828,302
                                                                                                        ==========

Weighted average shares outstanding                                                                            726
                                                                                                        ==========

Basic and diluted earnings per share                                                                 $       2,518
                                                                                                        ==========
PRO FORMA - Note 8

Historical income before taxes                                                                       $   1,854,502
Pro forma taxes on income                                                                                  648,000
                                                                                                        ----------
Pro forma net income                                                                                 $   1,206,502
                                                                                                        ==========

Weighted average shares outstanding                                                                            726
                                                                                                        ==========
Pro forma earnings per share                                                                         $       1,662
                                                                                                        ==========

    The accompanying notes are an integral part of the financial statements.

                        BLACKFORD SECURITIES CORPORATION
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

Operating activities

Net income                                                                                             $ 1,828,302
Adjustments to reconcile net income to
   net cash provided by operating activities:
     Depreciation and amortization                                         $     116,985
     Decrease in firm investments                                                  5,022
     Change in assets and liabilities
       affecting operating activities:

          Decrease in commissions receivable                                     519,889
          Decrease in prepaid expenses                                            10,574
          Increase in accounts payable and
            accrued expenses                                                      82,739
          Increase in commissions payable                                        449,155
          Decrease in floor brokerage expense
            payable                                                              (12,812)
          Decrease in deposits                                                    82,087                 1,253,639
                                                                             -----------                 ---------

   Total operating activities                                                                            3,081,941

Investing activities

   Purchase of furniture and equipment                                          (226,940)
   Decrease in notes receivable                                                  129,322                   (97,618)
                                                                           -------------

Financing activities

   Dividends paid                                                             (1,660,000)
   Issuance of capital stock                                                      46,632                (1,613,368)
                                                                           -------------                -----------

   Net increase in cash and cash equivalents                                                             1,370,955

Cash and cash equivalents, September 30, 1997                                                              963,254
                                                                                                        ----------

Cash and cash equivalents, September 30, 1998                                                          $ 2,334,209
                                                                                                        ==========
Supplemental disclosure of cash flow information:
   Cash paid during the year for:
     Interest                                                              $      17,875
     Historical income taxes - Note 8                                             15,759

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                  STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

                                                              Additional
                                         Capital                Paid in              Retained
                                          Stock                 Capital              Earnings            Total
                                     ---------------         -------------       ----------------   --------------
  Balance,
     September 30, 1997              $     690               $   691,011         $   1,173,604      $  1,865,305

  Net income                                -                       -               1, 828,302         1,828,302

  Issuance of common stock                  36                     46,596               -                 46,632

  Dividends paid to
     shareholders                           -                       -               (1,660,000)       (1,660,000)
                                         ------                 ---------          -----------        ----------

  Balance,
     September 30, 1998              $     726               $    737,607          $ 1,341,906      $  2,080,239
                                         =====                  =========            =========         =========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED
                         TO CLAIMS OF GENERAL CREDITORS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

Balance, September 30, 1997                                                                          $     -

Changes during the year                                                                                    -
                                                                                                     -----------
Balance, September 30, 1998                                                                          $     -
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of Blackford Securities Corporation (the Company) is presented to assist in understanding the Company's financial statements.

         A.       NATURE OF BUSINESS

                  The Company, which was established in 1988, is primarily a broker/dealer. The Company recognizes commission income for services performed and related expenses such as floor brokerage and clearance fees on a settlement date basis.

         B.       USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

         C.       CASH AND CASH EQUIVALENTS

                  The Company defines cash and cash equivalents as all funds that are directly accessible and controlled by the Company and which can be readily convertible into known amounts of cash. Any cash time deposit investment qualifies as a cash equivalent only if the original maturity of the Company's investment is for a period of three months or less.

         D.       DEPRECIATION OF FIXED ASSETS

                  Fixed assets have been recorded at cost and are being depreciated over the useful lives of the related assets. Depreciation expense is computed using the straight line method and totaled $116,985 for the year. The estimated useful lives of the assets are as follows:

                            Office equipment                                 5-7 years
                            Furniture and fixtures                            7  years
                            Leasehold improvements                           Term of lease

2.       NET CAPITAL REQUIREMENT

         The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule. At September 30, 1998, the Company had net capital, as defined, of $1,122,047 which was $1,022,047 in excess of its required net capital of $100,000.

3.       RESERVE REQUIREMENT

         The Company does not hold funds or securities for, nor owe money or securities to customers. Therefore, the Company is exempt from the reserve requirements as defined by the Securities and Exchange Commission under Rule 15c3-3.

                        BLACKFORD SECURITIES CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

4.       RELATED PARTY TRANSACTIONS

         For the year ended September 30, 1998, the Company earned gross commissions of approximately $494,000 from related party transactions. Of this amount, $314,000 was received from a customer which is 50% owned by certain shareholders of the Company, and the balance of $180,000 was received from another customer which is controlled by a non-voting shareholder of the Company.

5.       COMMITMENTS

         The Company conducts its operations from a facility that is leased until April 14, 2007. The Company also sublets office space in New York and Wilmington, Vermont under separate sublet agreements which expire June 30, 1999. During the fiscal year ended September 30, 1998 rent expense totaled $239,488.

         The following is a schedule of future minimum rental payments required through the expiration dates of these operating leases:

                                Year ending
                                September 30
                                ------------
                                   1999                                $    282,519
                                   2000                                     283,309
                                   2001                                     291,075
                                   2002                                     299,074
                                   2003                                     307,313
                                   Thereafter                             1,157,234
                                                                       ------------
                                                                       $  2,620,524
                                                                       ============

6.       PROFIT SHARING PLAN

         The Company has in effect both a discretionary defined contribution profit sharing plan and a money purchase plan covering management and administrative employees. It is the Company's policy to currently fund all profit sharing costs. For the year ended September 30, 1998, profit sharing expense was $181,868, of which $115,346 had not been paid at September 30, 1998.

                        BLACKFORD SECURITIES CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FOR THE YEAR ENDED SEPTEMBER 30, 1998

7.       NOTES RECEIVABLE

         On May 7, 1997 the Company sold its 79 percent interest in Blackford Capital Management, Inc. The sale price of $200,000 is evidenced by a series of promissory notes which bear interest at the rate of 7 percent per annum and are payable in 32 quarterly installments.

         On October 1, 1997, the Company issued 36 shares of common stock in exchange for a 7 percent interest bearing note which will be repaid by November 30, 1998.

         The following is a summary of notes receivable:

                     Sale of subsidiary                                                $        135,500
                     Issuance of common stock                                                    29,497
                                                                                               --------
                                                                                                164,997
                     Less:
                          Current portion                                                       (15,548)
                          Equity contra reduction                                               (29,497)
                                                                                               --------

                     Non current notes receivable                                      $        119,952
                                                                                               ========

8.       PRO FORMA FINANCIAL INFORMATION

         Since its inception, the Company has been treated as an S Corporation pursuant to the Internal Revenue Code. The objective of the pro forma financial information is to show the significant effect this election has had on the historical financial results of the Company.

                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Blackford Securities Corporation
1010 Franklin Avenue
Garden City, New York 11530

We have audited the accompanying statements of income, cash flows, changes in shareholders' equity and changes in liabilities subordinated to claims of general creditors of Blackford Securities Corporation for the year ended September 30, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the results of its operations and the cash flows of Blackford Securities Corporation for the year ended September 30, 1997 in conformity with generally accepted accounting principles.


/s/ Demasco, Sena & Jahelka


Massapequa, New York
November 7, 1997

                        BLACKFORD SECURITIES CORPORATION
                               STATEMENT OF INCOME
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

Revenues

   Commissions                                                                $   7,355,886
   Management fees                                                                   82,522
   Interest                                                                         365,401              7,803,809
                                                                                -----------

Expenses

   Employee compensation, benefits
     and payroll taxes                                                            3,353,114
   Floor brokerage, clearance and
     related fees and expenses                                                    1,595,228
   Occupancy cost                                                                   234,251
   Consulting and professional fees                                                  85,709
   Market data, communications and
     other fees                                                                     821,965
   Net trading losses                                                                24,430
   Loss on sale of equipment                                                          2,438
   Interest                                                                           8,077
   Other operating expenses                                                         383,178              6,508,390
                                                                                 ----------              ---------

   Income before taxes                                                                                   1,295,419

   Income taxes - Note 9                                                                                    24,051
                                                                                                         ---------

   Income from continuing operations                                                                     1,271,368

     Discontinued operations - Note 7
     Income from operations of subsidiary
       sold during year less applicable
       income taxes                                                                 107,052

     Gain on sale of subsidiary                                                     160,458                267,510
                                                                                 ----------              ---------

   Net income                                                                                          $ 1,538,878
                                                                                                         =========

Weighted average shares outstanding                                                                            716
                                                                                                         =========
Basic and diluted earnings per share                                                                  $      2,149
                                                                                                         =========

PRO FORMA - Note 9

Historical income before taxes                                                                        $  1,562,929
Pro forma taxes on income                                                                                  556,000
                                                                                                         ---------
Pro forma net income                                                                                  $  1,006,929
                                                                                                         =========

Weighted average shares outstanding                                                                            716
                                                                                                         =========
Pro forma earnings per share                                                                          $      1,406
                                                                                                         =========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                             STATEMENT OF CASH FLOWS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

Operating activities

Net income                                                                                           $   1,538,878
Adjustments to reconcile net income to
   net cash provided by operating activities:
     Depreciation and amortization                                         $      101,973
     Gain on sale of subsidiary                                                  (160,458)
     Loss on sale of equipment                                                      2,438
     Change in assets and liabilities
       affecting operating activities:
         Increase in commissions receivable                                       (17,565)
         Decrease in other accounts receivable                                     45,919
         Increase in prepaid expenses                                             (20,072)
         Increase in accounts payable and
            accrued expenses                                                      147,698
         Decrease in commissions payable                                         (140,631)
         Increase in floor brokerage expense
            payable                                                                 9,235

         Increase in security deposits                                           (122,642)                (154,105)
                                                                           --------------                ----------

     Total operating activities                                                                          1,384,773

Investing activities

   Purchase of furniture and equipment                                           (351,961)
   Increase in notes receivable                                                  (351,839)
   Collection of notes receivable                                                  57,520
   Sale of subsidiary                                                             150,000
   Sale of equipment                                                                7,500                 (488,780)
                                                                           --------------

Financing activities

   Dividends paid                                                              (1,250,000)
   Issuance of common stock                                                       151,839
   Retirement of common stock                                                      (5,680)              (1,103,841)
                                                                           --------------              -----------

       Net decrease in cash and cash equivalents                                                          (207,848)

Cash and cash equivalents, September 30, 1996                                                            1,171,102
                                                                                                       -----------

Cash and cash equivalents, September 30, 1997                                                        $     963,254
                                                                                                      ============

Supplemental disclosure of cash flow information: Cash paid during the year for:

       Interest                                                            $       8, 077
       Historical income taxes - Note 9                                            39,318

   The accompanying notes are an integral part of these financial statements.

                                         BLACKFORD SECURITIES CORPORATION
                                   STATEMENT OF CHANGES IN SHAREHOLDERS' EQUITY
                                       FOR THE YEAR ENDED SEPTEMBER 30, 1997

                                           Additional
                             Capital        Paid in       Retained
                              Stock         Capital       Earnings        Total
                           ------------   -----------    -----------   ------------
Balance,
   September 30, 1996      $       545    $   567,648    $   862,075    $ 1,430,268

Net income                           -              -      1,538,878      1,538,878

Issuance of common stock           190        151,649              -        151,839

Retirement of common
   stock                           (45)       (28,286)        22,651         (5,680)

Dividends paid to
   shareholders                      -              -     (1,250,000)    (1,250,000)
                           -----------    -----------    -----------    -----------

Balance,
   September 30, 1997      $       690    $   691,011    $ 1,173,604    $ 1,865,305
                           ===========    ===========    ===========    ===========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                STATEMENT OF CHANGES IN LIABILITIES SUBORDINATED
                         TO CLAIMS OF GENERAL CREDITORS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

Balance, September 30, 1996                                                                          $     -

Changes during the year                                                                                    -
                                                                                                     -----------
Balance, September 30, 1997                                                                          $     -
                                                                                                     ===========

   The accompanying notes are an integral part of these financial statements.

                        BLACKFORD SECURITIES CORPORATION
                          NOTES TO FINANCIAL STATEMENTS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

1.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         This summary of significant accounting policies of Blackford Securities Corporation (the Company) is presented to assist in understanding the Company's financial statements.

         A.       NATURE OF BUSINESS

                  The Company, which was established in 1988, is primarily a broker/dealer. The Company recognizes commission income for services performed and related expenses such as floor brokerage and clearance fees on a settlement date basis.

         B.       COMPONENTS OF FINANCIAL STATEMENTS

                  The financial statements include the accounts of the Company and its 79 percent owned subsidiary Blackford Capital Management, Inc. through May 7, 1997, the date of its sale. See notes 7 and 8. The subsidiary was engaged primarily in providing investment advisory services. All material intercompany balances and transactions have been eliminated in consolidation.

         C.       USE OF ESTIMATES

                  The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying disclosures. Although these estimates are based on management's best knowledge of current events and actions the Company may undertake in the future, actual results ultimately may differ from the estimates.

         D.       CASH AND CASH EQUIVALENTS

                  The Company defines cash and cash equivalents as all funds that are directly accessible and controlled by the Company and which can be readily convertible into known amounts of cash. Any cash time deposit investment qualifies as a cash equivalent only if the original maturity of the Company's investment is for a period of three months or less.

         E.       DEPRECIATION OF FIXED ASSETS

                  Fixed assets have been recorded at cost and are being depreciated over the useful lives of the related assets. Depreciation expense is computed using the straight line method and totaled $101,973 for the year. The estimated useful lives of the assets are as follows:

                        Office equipment                                      5-7 years
                        Furniture and fixtures                                  7 years
                        Leasehold improvements                                Term of lease

2.       NET CAPITAL REQUIREMENT

         The Company is subject to the Securities and Exchange Commission Uniform Net Capital Rule. At September 30, 1997, the Company had net capital, as defined, of $874,129, which was $774,129 in excess of its required net capital of $100,000.

                        BLACKFORD SECURITIES CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

3.       RESERVE REQUIREMENT

         The Company does not hold funds or securities for, nor owe money or securities to customers. Therefore, the Company is exempt from the reserve requirements as defined by the Securities and Exchange Commission under Rule 15c3-3.

4.       RELATED PARTY TRANSACTIONS

         For the year ended September 30, 1997, the Company earned gross commissions of approximately $394,000 from a customer which is controlled by a non-voting shareholder of the Company.

5.       COMMITMENTS

         The Company conducts its operations from a facility that is leased until April 14, 2007. The Company also sublets office space in Southampton, New York and Wilmington, Vermont. These sublet agreements expire on May 31, 1998 and June 30, 1998 respectively. During the fiscal year ended September 30, 1997 rent expense totaled $212,321.

         The following is a schedule of future minimum rental payments required through the expiration dates of these operating leases:

                           Year ending
                           September 30
                           ------------
                                1998                                                         $    237,260
                                1999                                                              276,769
                                2000                                                              283,309
                                2001                                                              291,075
                                2002                                                              299,074
                                Thereafter                                                      1,464,547
                                                                                               ----------
                                                                                             $  2,852,034
                                                                                               ==========

6.       PROFIT SHARING PLAN

         The company has in effect both a discretionary defined contribution profit sharing plan and a money purchase plan covering management and administrative employees. It is the Company's policy to currently fund all profit sharing costs. For the year ended September 30, 1997, profit sharing expense was $132,140, of which $40,000 had not been paid at September 30, 1997.

7.       DISCONTINUED OPERATIONS

         On May 7, 1997 the Company sold its 79 percent interest in Blackford Capital Management, Inc. The sale price of $200,000 is evidenced by a series of promissory notes as described in Note 8. Income from discontinued operations of $107,052 represents the Company's percentage of the subsidiary's operations through the date of sale. Gross revenues related to the income were $574,677.

                        BLACKFORD SECURITIES CORPORATION
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997

8.       NOTES RECEIVABLE

         Two of the promissory notes (totaling $150,000) received in connection with the sale of Blackford Capital Management, Inc. bear interest at the rate of 7 percent per annum and are payable in 32 quarterly installments. A third note for $50,000 (representing the return of the Company's original investment) is non-interest bearing and is due and payable on November 15, 1997.

         On October 1, 1996, the Company issued 190 shares of common stock in exchange for a four year, 7 percent interest bearing note. The remaining balance of $94,319 will be repaid in three lump-sum payments of approximately $35,000.

9.       PRO FORMA FINANCIAL INFORMATION

         Since its inception, the Company has been treated as an S Corporation pursuant to the Internal Revenue code. The objective of the pro forma financial information is to show the significant effect this election has had on the historical financial results of the Company.

              UNAUDITED PRO FORMA CONDENSED COMBINED FINANCIAL DATA

     On June 30, 2000, Pinnacle Global Group, Inc. ("PGG") acquired Blackford Securities Corporation, ("Blackford"). In connection with the acquisition, Blackford was merged into a wholly owned subsidiary of PGG. PGG's most recently filed Form 10-Q for the quarterly period ended June 30, 2000 includes the acquired assets and liabilities of Blackford and reflects the pro forma adjustments to the condensed consolidated balance sheet as of June 30, 2000. As a result, the proforma condensed combined balance sheet has not been included in this Form 8-K/A. The following unaudited pro forma condensed combined statements of operations for the six months ended June 30, 2000 and for the year ended December 31, 1999 give effect to the merger as if it occurred on January 1, 1999. The unaudited pro forma condensed combined financial statements have been derived from and should be read in connection with the unaudited financial statements of PGG and Blackford for the six months ended June 30, 2000 and the audited historical financial statements of PGG for the year ended December 31, 1999 and Blackford for the year ended September 30, 1999. The audited historical financial statements for the year ended December 31, 1999 of PGG have been reclassified to give effect to the discontinuance of its Spires subsidiary.

     The pro forma adjustments and the resulting unaudited pro forma condensed combined financial statements were based on available information and certain assumptions and estimates described in the notes to the unaudited pro forma condensed combined financial statements. A final determination of required purchase accounting adjustments, including the allocation of the purchase price to the assets acquired and liabilities assumed, has not been made, and the allocation reflected in the unaudited pro forma condensed combined financial statements should be considered preliminary. However, in the opinion of our management, the final allocation will not have a material impact on the unaudited condensed combined pro forma financial statements.

     The unaudited pro forma condensed combined financial statements do not purport to represent what our financial positions or results of operations would have been had the merger occurred on the dates indicated or to project our financial position or results of operations for any future period. Furthermore, the unaudited pro forma condensed combined financial statements do not reflect changes that may occur as the result of activities after the merger closes.

                                       PINNACLE GLOBAL GROUP, INC.
                           PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                                   FOR THE YEAR ENDED DECEMBER 31, 1999
                                               (unaudited)

                                                   PINNACLE
                                                    GLOBAL           BLACKFORD
                                                 GROUP, INC.        SECURITIES                  PRO FORMA
                                                (reclassified)      CORPORATION     -----------------------------------
                                                   (Note 1)          (Note 1)        ADJUSTMENTS           COMBINED
                                                ---------------   ----------------  ---------------     ---------------
Revenues:
      Commissions                                  $ 2,945,870       $  9,301,882          $    -          $12,247,752
      Principal transactions                           249,898                  -               -              249,898
      Investment banking                             1,608,993                  -               -            1,608,993
      Fiduciary, custodial and advisory fees         2,026,938            158,303               -            2,185,241
      Interest and dividends                           987,631            381,425        (330,801) (c)       1,038,255
      Other income                                     610,835                  -               -              610,835
                                                ---------------   ----------------  ---------------     ---------------
           Total revenues                            8,430,165          9,841,610        (330,801)          17,940,974
                                                ---------------   ----------------  ---------------     ---------------
Expenses:
      Employee compensation and benefits             5,870,483          4,972,897        (300,000) (b)      10,543,380
      Floor brokerage, exchange and
        clearance fees                                 449,463          1,559,433               -            2,008,896
      Communications and data processing               367,788          1,002,727               -            1,370,515
      Interest                                           5,644             17,316               -               22,960
      Occupancy                                        682,233            293,575               -              975,808
      Amortization of intangible assets                528,771                  -         356,899 (a)          885,670
      Other general and administrative               1,704,413            318,575                            2,022,988
                                                ---------------   ----------------  ---------------     ---------------
           Total expenses                            9,608,795          8,164,523          56,899           17,830,217
                                                ---------------   ----------------  ---------------     ---------------
Income (loss) from continuing operations before
    income taxes and minority interests             (1,178,630)         1,677,087        (387,700)             110,757
      Provision (benefit) for income taxes           2,571,897             22,784         (12,320)(d)        3,253,196
                                                                                          670,835 (e)
                                                ---------------   ----------------  ---------------     ---------------

Income (loss) from continuing operations         $  (3,750,527)      $  1,654,303    $ (1,046,215)        $ (3,142,439)
                                                ===============   ================  ===============     ===============

Earnings (loss) per share from continuing
    operations                                     $     (0.55)                                            $     (0.40)
                                                ===============                                         ===============

Weighted average shares outstanding                  6,828,378                                               7,828,378
                                                ===============                                         ===============

The accompanying notes are an integral part of the pro forma condensed combined financial statements.

                           PINNACLE GLOBAL GROUP, INC.
              PRO FORMA CONDENSED COMBINED STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED JUNE 30, 2000
                                   (unaudited)

                                                          PINNACLE        BLACKFORD                   PRO FORMA
                                                           GLOBAL         SECURITIES     ------------------------------------
                                                        GROUP, INC.      CORPORATION      ADJUSTMENTS           COMBINED
                                                       --------------- ----------------- ---------------     ----------------
Revenues:
      Commissions                                         $ 6,780,046      $  5,129,769         $     -         $ 11,909,815
      Principal transactions                                2,210,815                 -               -            2,210,815
      Investment banking                                    6,716,973                 -               -            6,716,973
      Fiduciary, custodial and advisory fees                2,476,127           104,890               -            2,581,017
      Interest and dividends                                1,033,284           241,403        (165,400)(c)        1,109,287
      Other income                                            983,307                 -               -              983,307
                                                       --------------- ----------------- ---------------     ----------------
        Total revenues                                     20,200,552         5,476,062        (165,400)          25,511,214
                                                       --------------- ----------------- ---------------     ----------------
Expenses:
      Employee compensation and benefits                   11,106,495         2,689,420        (150,000)(b)       13,645,915
      Floor brokerage, exchange and clearance fees          1,143,820           764,553               -            1,908,373
      Communications and data processing                    1,091,178           403,621               -            1,494,799
      Interest                                                  1,558            11,704               -               13,262
      Occupancy                                             1,041,313           180,673               -            1,221,986
      Amortization of intangible assets                       658,632                 -         178,449 (a)          837,081
      Other general and administrative                      2,215,583           366,586               -            2,582,169
                                                       --------------- ----------------- ---------------     ----------------
        Total expenses                                     17,258,579         4,416,557          28,449           21,703,585
                                                       --------------- ----------------- ---------------     ----------------

Income (loss) from continuing operations before             2,941,973         1,059,505        (193,849)           3,807,629
    income taxes and minority interests

      Provision (benefit) for income taxes                  1,430,547                 -          (6,160)(d)        1,848,189
                                                                                                423,802 (e)
      Minority interests in loss of consolidated
        companies                                             163,993                 -               -              163,993
                                                       --------------- ----------------- ---------------     ----------------
Income (loss) from continuing operations                  $ 1,675,419      $  1,059,505    $   (611,491)        $  2,123,433
                                                       =============== ================= ===============     ================
Earnings (loss) per share from continuing
    operations                                              $    0.13                                             $     0.15
                                                       ===============                                       ================

Weighted average shares outstanding                        12,877,569                                             13,877,569
                                                       ===============                                       ================

The accompanying notes are an integral part of the pro forma condensed combined financial statements.

                           PINNACLE GLOBAL GROUP, INC.
            NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT
                                   (unaudited)

1.       BASIS OF PRESENTATION

         The pro forma combined statement of operations assumes that the acquisition occurred on January 1, 1999.

         The pro forma combined statements of operations for the year ended December 31, 1999 and the six months ended June 30, 2000, include the results of Blackford Securities Corporation ("Blackford") for its fiscal year ended September 30, 1999 and the six months ended June 30, 2000, respectively.

         Certain reclassifications have been made to PGG's statement of operations for the year ended December 31, 1999, to reflect the discontinued operations of its Spires Financial, L.P. subsidiary.

         PGG's most recently filed Form 10-Q for its quarterly period ended June 30, 2000, includes the acquired assets and liabilities of Blackford and reflects the pro forma adjustments to the condensed combined balance sheet as of June 30, 2000, as such, a proforma condensed combined balance sheet as of June 30, 2000 has not been presented.

2.       PRO FORMA ADJUSTMENTS

         PGG purchased Blackford on June 30, 2000 for 1 million shares of PGG common stock valued at $3,760,000 or $3.76 per share, plus $5,513,342 in cash. Acquisition costs were $75,000. The total purchase price was $9,348,342, the net identifiable assets were $2,210,372, and the excess cost of $7,137,970 was recorded as goodwill.

         The following pro forma adjustments are reflected in the pro forma combined statements of operations.

                                                                                   SIX MONTHS
                                                                YEAR ENDED            ENDED
                                                               DECEMBER 31,         JUNE 30,
                                                                   1999               2000
                                                              ----------------   ----------------
      (a).  Amortization of excess cost over net assets
              acquired utilizing a life of 20 years
                 Goodwill                                         $ 7,137,970        $ 7,137,970
                 Amortization period                                       20                 20
                                                              ----------------   ----------------
                 Annual amortization expense                       $  356,899         $  356,899
                                                              ================               50%
                                                                                 ----------------
                                                                                      $  178,449
                                                                                 ================
      (b).  Decrease in management compensation
              according to provisions of employment
              agreements executed in connection with
              the purchase of Blackford                           $  (300,000)       $  (150,000)

      (c).  Decrease in interest income on funds used
              to purchase Blackford at the PGG weighted
              average rate of 6%                                 $ (5,513,342)      $ (5,513,342)
                                                              ----------------   ----------------
                                                                         0.06               0.06
                                                              ----------------   ----------------
                                                                 $   (330,801)      $   (330,801)
                                                              ================
                                                                                             50%
                                                                                 ----------------
                                                                                    $   (165,400)
                                                                                 ================

                           PINNACLE GLOBAL GROUP, INC.
      NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENT(CONTINUED)
                                   (unaudited)

      (d).  Reduction in tax expense resulting from:
              Decrease in interest income - item (c)             $  (330,801)       $  (165,400)
              Add reduction in compensation expense -
                 item (b)                                            300,000            150,000
                                                              ----------------   ----------------
                     Net reduction in income                     $   (30,801)       $   (15,400)
                     Tax rate                                             40%                40%
                                                              ----------------   ----------------
                     Reduction in income tax expense             $   (12,320)       $    (6,160)
                                                              ================   ================

      (e).  Increase in tax expense to reflect the conversion
              of Blackford from Subchapter "S" to a "C"
              corporation                                        $ 1,677,087        $ 1,059,505
                     Tax rate                                             40%                40%
                                                              ----------------   ----------------
                     Increase in tax expense                     $   670,835        $   423,802
                                                              ================   ================

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           PINNACLE GLOBAL GROUP, INC.
Date:  September 12, 2000                  By:    /s/ Robert E. Garrison II
                                              ----------------------------------
                                           Robert E. Garrison II
                                           President and Chief Executive Officer